UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 1998


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     0-24776                Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events


      On September 15, 1998, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(k).


Item 7.     Financial Statements and Exhibits

  20(a). Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(b). Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(c). Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(d). Series 1995-4 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(e). Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(f). Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(g). Series 1996-2 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(h). Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.



20(i).    Series 1996-4 Monthly Investor Certificateholders' Statement
            related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

  20(j).    Series 1997-1 Monthly Investor Certificateholders'
            Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

 20(k).    Series 1998-1 Monthly Investor Certificateholders'
            Statement related to the distribution of September 15, 1998 and reflecting the performance of the Trust during the Due Period ended in August 1998, which will accompany the distribution on September 15, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        Sears Credit Account Master Trust II
                                          (Registrant)


                        By:   SRFG, Inc.
                             (Originator of the Trust)



                        By:      /s/ Donald J. Woytek
					   Donald J. Woytek
                                 Vice President, Administration


Date: September 15, 1998
                                 EXHIBIT INDEX


Exhibit No.


  20(a). Series 1994-1 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(b). Series 1995-2 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(c). Series 1995-3 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(d). Series 1995-4 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(e). Series 1995-5 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(f). Series 1996-1 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(g). Series 1996-2 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(h). Series 1996-3 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(i). Series 1996-4 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(j). Series 1997-1 Monthly Investor Certificateholders' Statement (September 15, 1998)

  20(k). Series 1998-1 Monthly Investor Certificateholders' Statement (September 15, 1998)